SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                        the Securities Exchange Act 1934

       Date of Report (Date of earliest event reported): November 4, 2004

                          China Expert Technology, Inc.
               (Exact name of registrant as specified in charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

      000-33483                                           98-0348086
------------------------                       ---------------------------------
(Commission File Number)                       (IRS Employer Identification No.)

Room 2703-04, Great Eagle Centre, 23 Harbour Road            Wanchai, Hong Kong
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    (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: 852-2802-1555


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ITEM 5.02 - DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS
--------------------------------------------------------------------------------

      On October 20, 2004, Mr. Manyuk Lai resigned as a Vice President and director of China Expert Technology, Inc. (the "Company"). Mr. Lai was responsible for assisting the President and the Chief Executive Officer in the management of the Company.

      There were no disagreements between Mr. Lai and the Company on any matter relating to the Company's operations, policies or practices, which resulted in his resignation.

      A replacement has not yet been appointed to fill the vacancy on the Board or the position of Vice President created by Mr. Lai's departure. At such time as the Board designates a replacement for Mr. Lai, the Company shall file an amendment to this Form 8-K.


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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       CHINA EXPERT TECHNOLOGY, INC.

                                       By:  /s/ Zhu Xiaoxin
                                          --------------------------------------
                                       Name:  Zhu Xiaoxin
                                       Title:    President

Dated: November 4, 2004